EXHIBIT 10.15

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT, DATED AS OF SEPTEMBER 17, 1999, BETWEEN
        TELEMUNDO NETWORK GROUP LLC, TELEMUNDO COMMUNICATIONS GROUP, INC.
                             AND JAMES M. MCNAMARA

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this "Amendment") dated as of December 6, 2000, between TELEMUNDO NETWORK GROUP LLC, a Delaware limited liability company (the "Company"), TELEMUNDO COMMUNICATIONS GROUP, INC., a Delaware corporation ("Telemundo Communications") and JAMES M. McNAMARA ("Employee")

         WHEREAS, the Company and Employee are parties to that certain Employment Agreement dated as of July 7, 1999, as amended by Amendment No. 1 to Employment Agreement dated as of September 17, 1999 (collectively, the "Agreement").

         WHEREAS, concurrent with the execution and delivery of this Amendment, Liberty Media Corporation and SPE Mundo Investment Inc., a wholly owned subsidiary of Sony Pictures Entertainment Inc., each are transferring a portion of their respective interests in the Company to Telemundo Communications, solely in exchange for equity interests in Telemundo Communications.

         WHEREAS, the Company, Telemundo Communications and Employee wish to amend the Agreement by this Amendment.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. All terms used herein but not defined shall have the meanings given in the Agreement.

         2. Employee hereby consents to the assignment of the Agreement and of his services to be performed under the Agreement by the Company to Telemundo Communications and Telemundo Communications assumes all obligations and duties under the Agreement and the Company is released of any and all further obligations or liabilities under the Agreement.

         3. Paragraph 2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) During the Employment Period, Employee shall serve as President and Chief Executive Officer of Telemundo Communications Group, Inc., be responsible to and report to the Board of Directors of Telemundo Communications Group, Inc. (the "Designee"); perform such services as are consistent with Employee's position hereunder as the Chief Executive Officer of Telemundo Communications Group, Inc. and such services consistent therewith as the Designee may from time to time require; devote Employee's entire business time, ability and energy exclusively to the performance of Employee's duties hereunder; and use Employee's best efforts to advance the interests and businesses of Telemundo Communications Group, Inc., its divisions and subsidiaries. During the Employment Period nobody shall be given the title of Chairman of Telemundo Communications Group, Inc.

         4. Paragraph 2(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) All personnel of Telemundo Communications Group, Inc., and of its operating subsidiaries and divisions, shall report to Employee and Employee shall have full authority to hire and fire any and all personnel of Telemundo Communications Group, Inc. and its operating subsidiaries and divisions at Employee's sole discretion subject to such approval rights as are accorded to the stockholders of Telemundo Communications Group, Inc. under the Stockholders Agreement then controlling between the stockholders and to the Members in the Company Operating Agreement then controlling between the Members.

         5. Except as expressly modified herein, all of the terms of the Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed on their behalf as of the date first above written.


                                        TELEMUNDO NETWORK GROUP LLC

                                        By: /s/ Alan Sokol
                                           -------------------------------------


                                        TELEMUNDO COMMUNICATIONS GROUP, INC.

                                        By: /s/ Alan Sokol
                                           -------------------------------------


                                           /s/ James M. McNamara
                                           -------------------------------------
                                           James M. McNamara